Exhibit (q)(1)
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund, Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Small- & Mid-Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2013

/s/ Edward Cameron	Witness:	/s/ Randy Legg
Edward Cameron		Randy G. Legg
Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund, Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Small- & Mid-Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2013

/s/ Jon S. Fossel	Witness:	/s/ Randy Legg
Jon S. Fossel		Randy G. Legg
Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund, Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Small- & Mid-Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2013

/s/ Sam Freedman	Witness:	/s/ Randy Legg
Sam Freedman		Randy G. Legg
Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund, Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Small- & Mid-Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2013

/s/ Richard F. Grabish	Witness:	/s/ Randy Legg
Richard F. Grabish		Randy G. Legg
Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund, Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Small- & Mid-Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2013

/s/ Victoria J. Herget	Witness:	/s/ Randy Legg
Victoria J. Herget		Randy G. Legg
Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund, Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Small- & Mid-Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2013

/s/ Beverly L. Hamilton	Witness:	/s/ Randy Legg
Beverly L. Hamilton		Randy G. Legg
Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund, Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Small- & Mid-Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2013

/s/ Robert J. Malone	Witness:	/s/ Randy Legg
Robert J. Malone		Randy G. Legg
Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund, Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Small- & Mid-Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2013

/s/ F. William Marshall, Jr.	Witness:	/s/ Randy Legg
F. William Marshall, Jr.		Randy G. Legg
Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund, Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Small- & Mid-Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2013

/s/ Karen L. Stuckey	Witness:	/s/ Randy Legg
Karen L. Stuckey		Randy G. Legg
Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund, Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Small- & Mid-Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2013

/s/ James D. Vaughn	Witness:	/s/ Randy Legg
James D. Vaughn		Randy G. Legg
Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund, Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Small- & Mid-Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2013

/s/ William F. Glavin, Jr.	Witness:	/s/ Randy Legg
William F. Glavin, Jr.		Randy G. Legg
Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund, Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Small- & Mid-Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2013

/s/ Brian W. Wixted	Witness:	/s/ Randy Legg
Brian W. Wixted		Randy G. Legg
Assistant Secretary